UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Rule 12g-3(a))

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2011

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	To be assigned *	96-0002144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box BW Hagatna, Guam		96910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

*	This Report is filed by Registrant as successor issuer to Bank of Guam (the “Bank”). The Bank’s common stock previously was registered under Section 12(g) of the Exchange Act, and, pursuant to Section 12(i) of the Exchange Act, the Bank filed reports with the Federal Deposit Insurance Corporation (the “FDIC”). Registrant’s common stock is deemed to be registered under Section 12(g) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

[In this Report on Form 8-K, the terms “we,” “us” and “our” refer to the

Registrant, BankGuam Holding Company.]

We were incorporated on November 22, 2010, by and at the direction of the Board of Directors of the Bank of Guam (the “Bank”) for the sole purpose of acquiring the Bank and serving as the Bank’s parent bank holding company.

Effective on August 15, 2011 (the “Effective Date”), we acquired the Bank in a transaction (the “Reorganization”) effected under Guam law and in accordance with the terms of an Agreement and Plan of Reorganization and Merger dated October 29, 2010 (the “Agreement”). Prior to the Effective Date, we had no material assets and had not conducted any business or operations except for activities related to our organization and the Reorganization.

The Agreement and the Reorganization previously were approved by the Bank’s shareholders at the annual meeting held on May 3, 2010. Pursuant to the Agreement, on the Effective Date each of the 8,771,197 outstanding shares of the Bank’s $0.2083 par value common stock formerly held by its shareholders was converted into one newly issued share of our $0.2083 par value common stock, and the Bank became our wholly-owned subsidiary. The shares of our common stock issued to the Bank’s shareholders were issued without registration under the Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Section 3(a)(12) of that Act.

Also on the Effective Date, we adopted the Bank of Guam Tandem Phantom Stock Unit/Stock Option Plan (the “Plan”) as our own, and each then current outstanding option to purchase shares of the Bank’s common stock (“Stock Options”) under the Plan was converted into an option to purchase the same number of shares of our common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto and the written plans under which such Stock Options were issued.

After execution of the Agreement, the Bank adopted the Bank of Guam 2011 Employee Stock Purchase Plan (the “2011 Plan”), which was approved by the Bank’s shareholders on May 2, 2011. Pursuant to a Substitution Agreement and Undertaking of BankGuam Holding Company in Relation to Bank of Guam 2011 Employee Stock Purchase Plan dated August 10, 2011, we agreed on the Effective Date, (1) the rights to acquire our shares shall be substituted for rights to acquire the Bank’s shares under the 2011 Plan, (2) to assume all the Bank’s rights and obligations under the 2011 Plan, and (3) any shares of Bank stock reserved pursuant to the 2011 Plan and converted into our shares pursuant to the Reorganization shall be deemed held and reserved under the 2011 Plan.

Our directors are the same as those of the Bank, and our current shareholders consist of the former shareholders of the Bank who own the same percentages of our common stock as they previously owned of the Bank’s common stock. Shareholders will receive certificates evidencing their shares of our common stock in exchange for and upon the proper surrender of their Bank certificates. The trading symbol for our common stock is “BKGM”.

We are a Guam corporation formed under the Guam Business Corporation Act that will operate as a registered bank holding company under the Bank Holding Company Act of 1956, as amended. As such, we are subject to supervision and examination by, and the regulations and reporting requirements of, the Federal Reserve Board. We have no other subsidiaries. Our principal office is the same as the Bank’s main banking office and is located at 111 Chalan Santo Papa, Hagatna, Guam. Our telephone number at that address is (671) 472-5300.

The Bank is an FDIC-insured, Guam-chartered commercial bank which was chartered on March 13, 1972 and commenced banking operations in on December 11, 1972 and which engages in a general commercial and consumer banking business. The Bank’s operations are primarily retail oriented and are aimed at individuals and small to medium-sized businesses located in its market area. The Bank will continue to exist, and to conduct its business, in the same manner and under the same name as it did before the Reorganization.

Prior to the Effective Date, the Bank’s common stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the FDIC. Copies of reports filed by the Bank are on file with the FDIC and are available for inspection at the offices of the FDIC’s Accounting and Securities

Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. Copies of those reports also may be obtained by contacting the FDIC’s Accounting and Securities Disclosure Section at (202) 898-8913, or by facsimile at (202) 989-8505.

As a result of the Reorganization, we have become a successor issuer to the Bank as provided in the Securities and Exchange Commission’s (the “Commission”) Rule 12g-3(a) under the Exchange Act, and our common stock is deemed to be registered under Section 12(g) of the Exchange Act. We have become subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the Commission. This Current Report on Form 8-K is our initial report under the Exchange Act.

DESCRIPTION OF REGISTRANT’S COMMON STOCK

Authorized Capital Stock. Our Articles of Incorporation authorize the issuance of up to 48,000,000 shares of common stock of the par value of $0.2083 per share. They are not bank deposits or savings accounts and are not insured or guaranteed by the FDIC or any other governmental agency or by the Bank.

Voting Rights. Each holder of our common stock is entitled to one vote per share on any issue requiring a vote at any meeting. Shareholders do not have cumulative voting rights in the election of directors. Pursuant to our Articles of Incorporation, the number of directors is eleven (11), or such greater number as is specified by our By-Laws. The number of directors specified by our By-Laws is at present eleven (11). Pursuant to the Articles of Incorporation, directors are classified into three Class I Directors, four Class II Directors, and four Class III Directors. The terms of Class I Directors expire in 2012, those of Class II expire in 2013, and those of Class III expire in 2014.

Charter Amendments. In general, an amendment to our Articles of Incorporation, including a provision to increase our authorized capital stock or to authorize an additional class of capital stock, may be effected if the amendment is recommended to our shareholders by our Board of Directors and approved by shareholders at a meeting of shareholders at which a quorum (consisting of a majority of the shares entitled to vote on the issue) is present and more votes are cast in favor of such action than are cast against.

Merger, Share Exchange, Sale of Assets, and Dissolution. In general, Guam law requires that a merger, share exchange (other than certain mergers or share exchanges in which we are the surviving entity), certain material sales of assets or a voluntary dissolution may in each case be effected if such action is recommended to the shareholders by our Board of Directors and approved by shareholders at a meeting of shareholders at which a quorum (consisting of a majority of the shares entitled to vote on the issue) is present and more votes are cast in favor of such action than are cast against.

Dividends. Holders of our common stock are entitled to dividends when as and if declared by our Board of Directors from funds legally available for such purpose. Since the source of funds for the payment of dividends to shareholders will be dividends received from the Bank (as its sole shareholder) our ability to pay dividends will depend on the ability of the Bank to pay dividends under applicable law and the declaration of dividends by the Bank.

Miscellaneous. Shares of the BankGuam Holding Company are fully paid and non-assessable. Shares of our common stock are not restricted as to alienability by our Articles of Incorporation or by applicable law. There are no conversion rights, sinking fund provisions or redemption provisions applicable to our common stock. Holders of our common stock do not have any preferential or preemptive rights to subscribe to or purchase any share of any class of stock of the corporation whether now or hereafter authorized.

Computershare Trust Company, N.A. acts as a registrar and transfer agent for our common stock.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibits are being filed or furnished with this Report.

Exhibit No.	Exhibit

2.01	Agreement and Plan of Reorganization and Merger dated October 29, 2010 between Registrant and the Bank

3.01	Articles of Incorporation of Registrant

3.02	By-laws of Registrant

10.01	First Amended Employment Agreement dated January 1, 2008 between the Bank and Lourdes A. Leon Guerrero

10.02	Employment Agreement dated February 11, 2009 between the Bank and William D. Leon Guerrero

10.03	2011 Employee Stock Purchase Plan

10.04	Substitution Agreement and Undertaking of Registrant in Relation to the Bank 2011 Employee Stock Purchase Plan dated August 10, 2011

99.01	The Bank’s Annual Report on Form 10-K for year ended December 31, 2010(1)

99.02	The Bank’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011(1)

99.03	The Bank’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011(1)

(1)	Filed by the Bank with the FDIC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

BANKGUAM HOLDING COMPANY
(Registrant)

Date: August 15, 2011	By:	/s/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero, President and Chair